UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2009

GHL ACQUISITION CORP.
(Exact name of registrant as specified in charter)

DELAWARE	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 389-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 1.01  Entry into Material Definitive Agreements

Item 3.02  Unregistered Sales of Equity Securities

Item 7.01  Regulation FD Disclosure

Item 8.01  Other Events

Item 9.01  Financial Statements and Exhibits

INFORMATION TO BE INCLUDED IN THIS REPORT

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE IN CONNECTION WITH THE PROPOSED ACQUISITION (THE “ACQUISITION”) AND RELATED TRANSACTIONS INVOLVING GHL ACQUISITION CORP. (“GHQ”) AND IRIDIUM HOLDINGS LLC (“IRIDIUM HOLDINGS”).  IN CONNECTION WITH THE ACQUISITION, GHQ FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ GHQ’S PRELIMINARY PROXY STATEMENT, AND WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE PROPOSED ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GHQ STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE IT IS AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GHL ACQUISITION CORP., 300 PARK AVENUE, 23RD FLOOR, NEW YORK, NEW YORK, TELEPHONE: (212) 389-1500.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, AND GHQ’S PRELIMINARY PROXY STATEMENT WHICH ARE FILED WITH THE SEC.  GHQ’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 1.01 Entry into Material Definitive Agreements

As of the close of business on July 29, 2009, GHL Acquisition Corp. (“GHQ”) had entered into agreements (the “Warrant Purchase Agreements”) to repurchase and/or restructure approximately 26.8 million warrants issued in its initial public offering (“IPO”) in privately negotiated transactions from certain of its warrant holders (the “Warrantholders”), subject to the closing of the acquisition of Iridium Holdings LLC (the “Acquisition”).  As part of the Warrant Purchase Agreements GHQ has agreed to:

•
Purchase approximately 12.4 million existing warrants issued in its IPO for a total of approximately $3.1 million of cash and approximately $12.4 million of GHQ common stock, with the number of shares of GHQ common stock to be determined based on the offering price per share of GHQ common stock sold in a future equity offering which will be conditioned upon the closing of the Acquisition (the “Future Offering”) (provided that the price per share of GHQ common stock in the Future Offering shall be deemed to be the lesser of (x) the actual price in such Future Offering and (y) $10.00 per share of GHQ common stock).

•
Restructure approximately 14.4 million existing warrants issued in its IPO to (i) increase their exercise price to 115% of the price per share of GHQ common stock sold by GHQ in the Future Offering (“Restructured Warrants Exercise Price”) (provided that the price per share of GHQ common stock in the Future Offering shall be deemed to be the lesser of (x) the actual price in such Future Offering and (y) $10.00 per share of GHQ common stock), (ii) extend their exercise period by two years to February 2015 and (iii) increase the price of GHQ common stock at which GHQ can redeem the restructured warrants to $18.00.

•
Enter into a new warrant agreement for the restructured warrants with terms substantially similar to the terms set forth in the warrant agreement with respect to the existing warrants issued in its IPO, except as set forth above.

•
File with the Securities and Exchange Commission (“SEC”), as soon as practicable following the issuance of the restructured warrants, but in no event later than 15 business days following the issuance of the restructured warrants, a resale registration shelf statement to allow for the resale of restructured warrants and the shares of GHQ common stock underlying such restructured warrants (“Resale Registration Statement”).  If the Resale Registration Statement is not declared effective by the SEC within 30 business days following the issuance of the restructured warrants, the Warrantholders have the right to sell to GHQ, for cash, the restructured warrants for a price equal to the difference between the weighted average price of the shares of GHQ common stock during a certain period over the exercise price of the restructured warrants.

In connection with the restructuring of the warrants, Greenhill & Co., Inc. has agreed to exchange 4.0 million warrants held by it into the restructured warrants as described above.  In addition, GHQ’s chairman and chief executive officer, Scott L. Bok, and its senior vice president, Robert H. Niehaus, agreed to exchange 0.4 million warrants purchased by them in GHQ’s IPO into the restructured warrants as described above.

At the closing of the acquisition, including the effects of the Warrant Purchase Agreements, there will be approximately 13.7 million GHQ warrants outstanding with an  exercise price of $7.00 and approximately 14.4 million GHQ warrants outstanding with the Restructured Warrants Exercise Price.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.  Exemption from the registration provisions of the Securities Act of 1933, as amended, for issuance of the restructured warrants is claimed under Section 4(2) of the Securities Act of 1933, as amended, among others, on the basis that such transaction did not involve any public offering.  The Warrantholders represented that each was an accredited investor as defined in Regulation D and that it was acquiring the repurchased warrants for investment only and not with a view to or for sale in connection with any distribution thereof.

Item 7.01  Regulation FD Disclosure

GHQ will host a conference call for analysts, investors and other interested parties on Wednesday, July 29, 2009, at 2:00 p.m. Eastern Time with respect to the Warrant Purchase Agreements.  Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the presentation that will be used by GHQ on the conference call.

The information in this section (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01  Other Events

On July 29, 2009, GHQ issued a press release with respect to its entry into the Warrant Purchase Agreements. The press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1	Presentation, dated July 2009
99.2	Press Release, dated July 29, 2009

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL Acquisition Corp.

Date:	July 29, 2009	By:	/s/ Scott L. Bok
			Name:	Scott L. Bok
			Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
EX-99.1	Presentation, dated July 2009
EX-99.2	Press Release, dated July 29, 2009